Exhibit 99.1 November 2014 Investor Presentation

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

DISCLAIMER
Safe Harbor Statement
This presentation contains “forward-looking statements” that are based on management’s beliefs and assumptions and on information currently available to management.
Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,”
“intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations.  For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2014 and “Special Note Regarding Forward-Looking Statements”
in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2014.
Note to Certain Operating and Financial Data
In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP and are not intended to be, and should not be, considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with
GAAP. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential. 3 GOGO’S MISSION Advance aviation by connecting every aircraft with the most trusted communications services on and above our planet

WHY INVEST IN GOGO
Gogo is a leading aero communications service provider for the global aviation
industry.
Our scale position supports superior unit economics, operational excellence, and industry-leading R&D investments.
Gogo is a pure
play.
We are the only telecom company that focuses solely on the
unique requirements of connecting aircraft.
Our growth opportunity is large, well-defined and early stage.
©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

INDUSTRY LEADING SCALE
Market Position
(1)
CA–NA
CA–ROW
BA ATG
#1
#3
#1
Market Share
(1)
71%
4%
87%
Gogo Installed
Aircraft
2,044
35
2,637
2,500+
305
2,637
Total Awarded
Aircraft
(2)
BA Satellite
(Iridium)
#1
63% 5,294 5,294
(1) Market share is as of 9/30/2014 and based on following:
CA-NA – based on publicly available information as of 9/30/14 for Panasonic, Thales / LiveTV, Global Eagle Entertainment, and ViaSat;
CA-ROW – based on backlog of awarded aircraft that may include aircraft that fly both North American and International routes and management estimates of Panasonic, Global Eagle, LiveTV and ViaSat backlog;
BA ATG – based on aircraft online and estimated ViaSat Yonder aircraft online in North America;
BA Satellite – based on management estimates of Iridium telecommunication systems and TrueNorth and ICG aircraft online
(2) Net of de-installs

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

LARGEST MARKET SHARE IN CA NORTH
AMERICA
Aircraft Online as of September 30, 2014
(1) Based on management estimates, trade publications and other public sources as of 9/30/2014.
2,044
477
208
152
Gogo Global Eagle LiveTV Panasonic
(1)
(1) (1)
71% of connected aircraft
>4x the closest competitor

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

THE INTERNATIONAL MARKET IS LARGE &
UNTAPPED
(1) Based on Boeing Current Market Outlook 2013
(2) Based on management estimates as of 9/30/2014
Total Aircraft
~4,000 ~13,000
Uncommitted
13% 79%
Committed to IFC
87% 21%
North America Rest of World
13% 79%
(1)
(2)
…and growing at 2x the rate of the North American market

gogo

DELTA
Alaska Airlines
American Airlines
US AIRWAYS
Virgin america
UNITED
AIR CANADA
AEROMEXICO

Gulfstream
BOMBARDIER
BOMBARDIER LEARJET
Cessna
A Textron Company
DASSAULT FALCON
EMBRAER
Hawker Beechcraft

DELTA
JAL
JAPAN AIR LINES
virgin atlantic
Vietnam Airlines
scoot
SINGAPORE AIRLINES

NETJETS
FLEXJET
BY BOMBARDIER
flightOptions
citationair
by Cessna

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

VALUABLE LONG-TERM PARTNERSHIPS
(1)
(1) Letter of Intent
(1)
NORTH AMERICA
COMMERCIAL AVIATION BUSINESS AVIATION
ORIGINAL EQUIPMENT MANUFACTURER
INTERNATIONAL FRACTIONAL JET OPERATORS
Subsidiary of

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

OUR VERSATILE, PROPRIETARY PLATFORM ENGAGES
EVERY PASSENGER, AIRCRAFT OWNER & OPERATOR
AIRCRAFT
OWNERS &
OPERATORS
PASSENGERS,
AIRLINES &
MEDIA
PARTNERS
Gogo Connectivity
& Gogo Biz
Gogo
Vision
Gogo
Text & Talk
Gogo
Signature
Services
Operations-Oriented
Communication
Services
PASENGERS

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

LARGE MARKET OF GLOBAL
AIRCRAFT TO CONNECT
(1) Includes 36,000 aircraft for CA in 2033 and 37,000 aircraft for BA in 2023.
Sources: Boeing Current Market Outlook 2013 – 2032, excludes: cargo aircraft JetNet iQ Report Q1 2014; General Aviation Manufacturers Association 2012 Statistical
Databook; excludes rest of world turbo props.
17,000
27,000
44,000
Global
Commercial
Aircraft
Global
Business
Aircraft
Global
Aircraft
Today
~73,000
(1)
Future
Global
Aircraft

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

WHY WE WIN
Specialize in aviation
Specialize in aviation
Superior technology and roadmap
Superior technology and roadmap
End-to-end service provider
End-to-end service provider
Deliver excellent reliability
Deliver excellent reliability
Flexible business model
Flexible business model
1
2
3
4
5

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

SPECIALIZED END-TO-END SERVICE
PROVIDER
AIRCRAFT AIRCRAFT
OPERATIONS OPERATIONS
REGULATORY REGULATORY
APPROVAL APPROVAL
NETWORK & NETWORK &
BANDWIDTH BANDWIDTH
MANAGEMENT MANAGEMENT
CUSTOMER CARE CUSTOMER CARE
& MARKETING & MARKETING
SUPPORT SUPPORT
NETWORK NETWORK
ENGINEERING ENGINEERING
& DESIGN & DESIGN
AIRCRAFT AIRCRAFT
CONNECTIVITY CONNECTIVITY
SOLUTIONS SOLUTIONS
ENGINEERING ENGINEERING
AIRLINE
AIRLINE
CONNECTIVITY CONNECTIVITY
PRODUCTS & PRODUCTS &
SERVICES SERVICES
DEVELOPMENT DEVELOPMENT
COMPLETE
BACK-OFFICE
INFRASTRUCTURE
AND SUPPORT

gogo

				gogo	Panasonic	ROW 44	OnAir	ViaSat	THALES LiveTV
				✓					
				✓	✓		✓		
				✓					
				✓					
				✓	✓	✓			
								✓	✓

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

SUPERIOR TECHNOLOGY AND
ROADMAP
Technology Region
Peak
Speed
Key Attributes
Iridium
Global 2.4 Kbps
- Primarily telecom service
- Low data speeds
- Satellite
SwiftBroadband
Global 432 Kbps
- Low data speeds
- Satellite
Air-to-Ground
(EvDo Rev A)
Regional 3.1 Mbps
- Overnight install
- Suits all aircraft types
Air-to-Ground 4
(EvDo Rev B)
Regional 9.8 Mbps
-Triples the peak speed
- More reliable than ATG
- Overnight install
Ku Band
Global 50 Mbps
- Global coverage
- Multiple suppliers
- Available today
Ka Band
Global 50 Mbps
- High data speeds
- Spot beam
- Next Generation
Expected
2015
Launch
Expected
2015
Launch
(Regional) (Regional)
Ground-to-Orbit
(Hybrid)
Regional 70 Mbps+
- More spectrally efficient
- Lower profile
- More robust & reliable
Expected
2015
Launch
2Ku
Global 70 Mbps+
- More spectrally efficient
- Lower profile
- More robust & reliable
Expected
2015
Launch
Global Eagle

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

RECENT DEVELOPMENTS – EXTENDING OUR
TECHNOLOGY LEAD
Revolutionary 2Ku and GTO connectivity systems announced
Strong results from ATG-4 upgrade program
Operationalized International: network, STCs, aircraft online
Boeing line-fit program progressing well
Launched Delta Studio with Delta Air Lines powered by Gogo Vision platform
Launched in-flight text messaging with T-Mobile
Introduced next generation Gogo Vision system that works without connectivity to the
Launched next generation Iridium satellite communication solution by BA
Announced Future Air Navigation System (FANS)
over Iridium solutions
Introduced SwiftBroadband airtime service plans for BA
ground for digital rights management

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential. 15 DELIVER EXCELLENT RELIABILITY 65+ million sessions 8,000+ flights per day 98% + ATG End-to-End System Availability

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

FLEXIBLE BUSINESS MODEL
Gogo
Per session to the
passenger
% of revenue, paid by
Gogo to airline
Included
Airline
Per megabyte & per
aircraft to the airline
No revenue share
between parties
Charged per service
to airline
TURNKEY
MODEL
AIRLINE DIRECTED
MODEL
Passenger Integration
Pricing
Revenue Share
Back-end Services

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

FORMULA FOR REVENUE GROWTH:
REVENUE  =  AIRCRAFT X ARPA
TODAY
North America
In-Flight Connectivity
Global
In-Flight Connectivity
Wireless In-Flight Entertainment
Text Messaging
Operations-Oriented
Communications Services
TOMORROW
INCREASE
AIRCRAFT
INCREASE
ARPA
$
Business Passengers
All Passengers
Advertising, eCommerce partners
Aircraft Operators

FINANCIALS

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

GROWING REVENUE DRIVES
PROFITABILITY
* Please see reconciliation of Adjusted EBITDA in appendix.
Note: Minor differences exist due to rounding.
Adjusted EBITDA*
($M)
$49
$24
CA-ROW
Segment Loss
Revenue
($M)
$79
$37
$95
$160
$234
$328
$392
2009 2010 2011 2012 2013 2014 Q3
LTM
73%
CAGR
($89)
($45)
($1)
2009 2010 2011 2012 2013 2014 Q3
LTM
$14
$9
$8
$41
$69
$9

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

PROVEN OPERATING LEVERAGE
Consolidated COGS
Consolidated COGS excl. CA-ROW
Consolidated COGS  excl. CA-ROW and
assuming no change to Rev Share %
(1)
Cost of Goods
Sold
(% of revenue)
Engineering, Design
& Development
(% of revenue)
General &
Administrative
(% of revenue)
Sales &
Marketing
(% of revenue)
2011
(1) Revenue share percentage earned by our airline partners was 11.6% or $9.7 million for the year ended December 31, 2011, 18.5% or $24.5 million for the year ended December 31, 2012,
20.9% or $41.1 million for the year ended December 31, 2013, and 20.6% or $48.4 million for the twelve months ended September 30, 2014.  The line footnoted above represents Cost of
Goods Sold as Percentage of Revenue using the average revenue share percentage earned by our airline partners during the year ended December 31, 2011 for all subsequent years.  We expect the revenue share percentages under certain of our connectivity agreements to increase in future periods due to the occurrence of contractually stipulated triggering events that have yet to occur. We currently estimate that such increases will amount to approximately 2% of the CA-NA segment’s service revenue.
130%
48%
51%
52%
44%
39%
2009 2012 2013 2014 Q3 LTM
59%
15%
15%
15%
2009 2012 2013 2014 Q3
LTM
77%
21%
21%
20%
2009 2012 2013 2014 Q3
LTM
75%
11%
9%
10%
2009 2012 2013 2014 Q3
LTM

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

Q3 FINANCIAL RESULTS
$104
$85
2013 Q3 2014 Q3
Note: Minor differences exist due to rounding.
CA-NA BA CA-ROW
CA-NA                  BA             CA-ROW          Total
Revenue
($M)
Segment Profit (Loss)
($M)
2013 Q3 2014 Q3
$35
$40
$51
$63
22%
($2)
$15
($11)
$2
$6
$15
($19)
$1

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

OUR SEGMENTS ARE IN DIFFERENT
PHASES
BA:
CA-NA:
CA-ROW:
Strong revenue growth
Strong segment profitability and FCF
Strong revenue growth
Segment profitability
Start-up phase
Focusing on signing airlines and
investing for growth

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

BA HIGH-MARGIN SERVICE REVENUE DRIVES
SEGMENT PROFITABILITY AND CASH FLOW
ATG Aircraft Online
(1)
Note: Minor differences exist due to rounding.
Service Revenue
($M)
Segment Profit
($M)
(1) End of period.
1,455
2,047
2,637
2009 2012 2013 2014 Q3
49
69%
CAGR
107%
CAGR
54x
Increase
2009 2012 2013 2014 Q3 2009 2012 2013 2014 Q3
$6
$34
$52
$67
$3
$36
$51
$63
LTM LTM

CA NORTH AMERICA INCREASE IN AIRCRAFT ONLINE AND
REVENUE PER AIRCRAFT DRIVE REVENUE GROWTH
Aircraft Online
(1)
ARPA ($ ‘000s)
Service Revenue ($M)
(1) End of period.
(2) Annualized
Note: Minor differences exist due to rounding.
692
1,811
2,032
2,044
2009 2012 2013 2014 Q3
$24
$84
$101
$122
2009 2012 2013 2014 Q3
(2)
$9
$133
$197
$235
2009 2012 2013 2014 Q3
LTM
~3x
Increase
5x
Increase
115%
CAGR
©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CA NORTH AMERICA SEGMENT DEMONSTRATES
SIGNIFICANT OPERATING LEVERAGE
Assuming constant
revenue share %
(1)
Cost of Goods Sold
(% of Revenue)
Segment Profit
(% of Revenue)
Other Operating
Expenses Excluding D&A
(% of Revenue)
Assuming constant
revenue share %
(1)
-30%
-9%
-1%
7%
16%
2011 2012 2013 2014
Q3 LTM
59%
56%
52%
49%
40%
2011 2012 2013 2014
Q3 LTM
71%
52%
47%
43%
2011 2012 2013 2014
Q3 LTM
(1) Revenue share percentage earned by our airline partners was 11.6% or $9.7 million for the year ended December 31, 2011, 18.5% or $24.5 million for the year ended December 31, 2012,
20.9% or $41.1 million for the year ended December 31, 2013, and 20.6% or $48.4 million for the twelve months ended September 30, 2014.  The line footnoted above represents Cost of
Goods Sold as Percentage of Revenue using the average revenue share percentage earned by our airline partners during the year ended December 31, 2011 for all subsequent years.  We expect the revenue share percentages under certain of our connectivity agreements to increase in future periods due to the occurrence of contractually stipulated triggering events that have yet to occur. We currently estimate that such increases will amount to approximately 2% of the CA-NA segment’s service revenue.

CA REST OF WORLD INVESTMENT
POSITIONS FOR FUTURE GROWTH
2012 – Announced international expansion
2013 – Established global Ku network, began
development of industry leading technology
solutions
2014 – announced industry leading 2Ku, first
Ku equipped aircraft flying, multiple STCs
received
In-flight connectivity service launched on
Delta & Japan Airlines
Virgin Atlantic & Vietnam Airlines partners
announced
©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.
$14
$41
$55
2012 2013 2014 Q3 YTD
CA-ROW Segment Loss ($M)

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

EVOLVING CAPEX MODEL
(1) Cash CAPEX represents capital expenditures net of airborne equipment proceeds received from the airlines and incentives paid to us by landlords under certain facilities leases.
Gross CapEx
Cash CapEx
(1)
TRANSITION
N
E
T
W
O
R
K
I
N
S
T
A
L
L
GOGO
RENTS
GOGO
PAYS
AIRLINE
PAYS
GOGO
BUILDS
Capital Expenditures
($M)
$77
$79
$121
$137
$77
$58
$104
$109
2009 2012 2013 2014 Q3 LTM

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGO FIVE POINT STRATEGY
TO INCRESE SHAREHOLDER VALUE
Gain global share
1
Grow ARPA in CA-NA
2
Evolve technology roadmap to
address market needs
3
Accelerate BA growth
4
Deliver consistent execution
5

APPENDIX

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

ADJUSTED EBITDA RECONCILIATION
($MM)
2009 2010 2011 2012 2013 2013 Q4 2014 Q1 2014 Q2 2014 Q3
Net Income
(142) (140) (18) (96) (146) (22) (17) (19) (25)
Interest Income
(0) (0) (0) (0) (0) (0) (0) (0) (0)
Interest Expense
30 – 1 9  29 7 7 7 9
Income Tax Provision
– 3  1  1  1 – – – –
Depreciation & Amortization
22 31  33  37  56 14 16 15 17
EBITDA
(91) (106) 16 (49) (60) (0) 6 4 2
Fair Value Derivative Adjustments
– 33 (59)  (10)  36 – – – –
Class A and Class B Senior
Convertible Preferred Stock Return
– 18  31  52 29 – – – –
Accretion of Preferred Stock
– 9  10  10  5 – – – –
Stock-based Compensation
Expense
1 2 2 4 6 2 2 2 3
Loss on Extinguishment of Debt
2 – – – – – – – –
Write Off of Deferred Equity
Financing Costs
– – – 5 – – – – –
Amortization of Deferred Airborne
Lease Incentives
– (1) (1) (4) (8) (3) (3) (3) (4)
Adjusted EBITDA
(89) (45) (1) 9  8 (0) 5 3 1
Note: Minor differences exist due to rounding

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CASH CAPEX RECONCILIATION ($MM)
2009 2010 2011 2012 2013
2014
Q1
2014
Q2
2014
Q3
Purchases of Property
and Equipment
(69) (33) (33) (67) (105) (32) (28) (35)
Acquisition of
Intangible Assets
(Capitalized Software)
(8) (7) (10) (12) (16) (4) (5) (5)
Gross CapEx
(77) (40) (43) (79) (121) (36) (33) (41)
Change in Deferred
Airborne Lease
Incentives
– 9 11 18 9 5 3 5
Amortization of
Deferred Airborne
Lease Incentives
– 1 1 4 8 3 3 3
Landlord Incentives – – – – – – – 2
Cash CapEx (77) (30) (31) (58) (104) (29) (27) (30)
Note: Minor differences exist due to rounding